PLAN OF EXCHANGE
                                    BY WHICH
                                 XENICENT, INC.
                         (A NORTH CAROLINA CORPORATION)
                                  SHALL ACQUIRE
                        HEILONGJIANG PINGCHUAN YI LIAO QI
                              XIE YOU XIAN GONG SI
   (A CORPORATION ORGANIZED UNDER THE LAWS OF THE PEOPLES' REPUBLIC OF CHINA)

     I.  RECITALS                                                              1

1. The Parties to this Agreement:                                              1
     (1.1)  Xenicent, Inc.                                                     1
     (1.2)  Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si             1
     (1.3)  Duane Bennett                                                      1

2. Capital of the Parties:                                                     1
     (2.1)  The Capital of XCEN                                                1
     (2.2)  The Capital of  Heilongjiang Pingchuan Yi
            Liao Qi Xie You Xian Gong Si                                       1

3. Transaction Descriptive Summary:                                            1

4. SEC compliance.                                                             2

5. North Carolina compliance.                                                  2

6. Audited Financial Statements.                                               2

     II. PLAN OF EXCHANGE                                                      3

1. Conditions Precedent to Closing.                                            3
     (1.1)  Shareholder Approval.                                              3
     (1.2)  Board of Directors.                                                3
     (1.3)  Due Diligence Investigation.                                       3
     (1.4)  The rights of dissenting shareholders,                             3
     (1.5)  All of the terms, covenants and conditions                         3
     (1.6)  The representations and warranties                                 3
     (1.7)  Certificate of Duane Bennett                                       4

2. Conditions Concurrent and Subsequent to Closing.                            4
     (2.1)  Share Cancellation.                                                4
     (2.2)  Acquisition Share Issuance.                                        4

3. Plan of Exchange                                                            5
     (3.1)  Exchange of  Shares:                                               5
     (3.2)  Conversion of Outstanding Stock:                                   5
     (3.3)  Closing/Effective Date:                                            5
     (3.4)  Surviving Corporations                                             5
     (3.5)  Rights of Dissenting Shareholders:                                 5
     (3.6)  Service of Process:                                                5
     (3.7)  Surviving Articles of Incorporation:                               5
     (3.8)  Surviving By-Laws:                                                 5
     (3.9)  Further Assurance, Good Faith and Fair Dealing:                    5
     (3.10) General Mutual Representations and Warranties.                     6
          (3.10.1)  Organization and Qualification.                            6
          (3.10.2)  Corporate Authority.                                       6
          (3.10.3)  Ownership of Assets and Property.                          6
          (3.10.4)  Absence of Certain Changes or Events.                      6
          (3.10.5)  Absence of Undisclosed Liabilities.                        7
          (3.10.6)  Legal Compliance.                                          7
          (3.10.7)  Legal Proceedings.                                         8
          (3.10.8)  No Breach of Other Agreements.                             8
          (3.10.9)  Capital Stock.                                             8
          (3.10.10) SEC Reports, Liabilities and Taxes                         8
          (3.10.11) Brokers' or Finder's Fees.                                 9
     (3.11) Miscellaneous Provisions                                           9
          (3.11.1)                                                             9
          (3.11.2)                                                             9
          (3.11.3)                                                             9
          (3.11.4)                                                             9
          (3.11.5)                                                             9
          (3.11.6)                                                             9

4. Termination.                                                               10

5. Closing                                                                    10

6. Execution in Counterparts

Signatures




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                                PLAN OF EXCHANGE
                                    BY WHICH
                                 XENICENT, INC.
                         (A NORTH CAROLINA CORPORATION)
                                  SHALL ACQUIRE
             HEILONGJIANG PINGCHUAN YI LIAO QI XIE YOU XIAN GONG SI
           (A CORPORATION ORGANIZED UNDER THE LAWS OF THE P.R. CHINA)

     THIS PLAN OF EXCHANGE is made and dated this 22nd day of June, 2004, to supersede all previous agreements, if any between the parties. This Agreement anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by either party during the due diligence phase.

     I.  RECITALS

1.  THE  PARTIES  TO  THIS  AGREEMENT:1.  THE  PARTIES TO THIS LETTER OF INTENT:

     (1.1)  XENICENT,  INC.  ("XCEN"),  a  North  Carolina  corporation.

     (1.2) HEILONGJIANG PINGCHUAN YI LIAO QI XIE YOU XIAN GONG SI, a corporation organized under the laws of the P.R. China ("Pingchuan").

     (1.3) DUANE BENNETT, Chairman of the Board and controlling shareholder of XCEN ("Bennett").

2.  THE  CAPITAL  OF  THE  PARTIES:  2.  THE  CAPITAL  OF  THE  PARTIES:

     (2.1) THE CAPITAL OF XCEN consists of 50,000,000 shares of common voting stock of $0.001 par value authorized, of which 10,562,020 (pre-reverse stock split) shares are issued and outstanding.

     (2.2) THE CAPITAL OF PINGCHUAN consists of RMB 1,030,000 in registered capital, which for the purposes of this Agreement, are referred to as "common stock" or "capital stock".

3. TRANSACTION DESCRIPTIVE SUMMARY: XCEN desires to acquire Pingchuan and the shareholders of Pingchuan (the "Pingchuan Shareholders") wish Pingchuan to be acquired by a public company. XCEN would acquire 100% of the capital stock of Pingchuan for 70,000,000 new shares of XCEN. XCEN would cause the cancellation of 7,800,000 (pre-reverse stock split) shares of its outstanding shares of common stock in exchange for a payment by Pingchaun and/or the Pingchuan Shareholders of $400,000, less related expenses, in the aggregate. The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized for the parties, with reference to Internal Revenue Code
(IRC)  sections  354  and  368.

4. SEC COMPLIANCE. XCEN shall cause the filing and the mailing to its stockholders of an Information Statement on Schedule 14F-1 pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, which is required to be filed and mailed ten days before a change in the majority of the Board of Directors of XCEN other than at a shareholders' meeting.

5. NORTH CAROLINA COMPLIANCE. Articles of Exchange are required to be filed by North Carolina law as the last act to make the acquisition final and effective under North Carolina law.

6. AUDITED FINANCIAL STATEMENTS. Certain filings under the Securities Exchange Act of 1934, such as a Current Report on Form 8-K, require audited financial statements of Pingchuan to be filed with the SEC within 75 days of closing. In connection with XCEN's (or as its name may be changed by agreement of the parties) filing of a Current Report on Form 8-K post closing, as it relates to this transaction, audited financial statements of Pingchuan will be prepared and filed with the SEC.

7. INCREASE IN XCEN CAPITALIZATION AND NAME CHANGE. Bennett shall cause XCEN to hold a special shareholders' meeting and shall vote in favor of (i) an increase in the authorized common stock of XCEN to 100,000,000 and (ii) a change in the corporate name of XCEN to such name as may be designated by Pingchuan. In connection therewith, XCEN shall file with the SEC and mail to shareholders an Information Statement on Schedule 14C.


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

     II. PLAN  OF  EXCHANGE

1.  CONDITIONS  PRECEDENT  TO  CLOSING.

     (1.1) SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for this transaction, if required, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.2) BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Exchange as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on the Closing Date. The Closing Date shall be June 22, 2004, unless extended to a later date by mutual agreement of the parties.

     (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the Plan of exchange.

     (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of the Plan of exchange to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in the Plan of exchange, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a certificate, certified either individually or by an officer, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other. In addition, it shall be a condition precedent of Pingchuan's obligation to consummate the closing that a certificate of good standing on XCEN shall have been delivered to it by the Secretary of State of North Carolina.

     (1.7) CERTIFICATE OF BENNETT. It shall be a condition precedent to Pingchuan's obligation to consummate the closing that a certificate of Bennett in substantially the following form be delivered to it at or prior to closing:

               (I) XCEN is a corporation duly organized, validly existing and in good standing under the laws of the State of North
                    Carolina and has all requisite corporate power to own, operate and lease its properties and assets and to carry on its business.
               (II) The  authorized  capitalization and the number of issued and outstanding capital shares of XCEN are accurately and completely set forth in the Plan of Exchange.
               (III)The  issued  and outstanding  shares  of XCEN (including the
                    70,000,000 new shares of XCEN common stock to be issued at closing) have been duly authorized and validly issued and are fully paid and non-assessable.
               (IV) XCEN  has  the  full  right,  power  and  authority to sell, transfer and deliver 70,000,000 new shares of its common stock to the Pingchuan Shareholders, and, upon delivery of the certificates representing such shares as contemplated in the Plan of Exchange, will transfer to the Pingchuan Shareholders good, valid and marketable title thereto, free and clear of all liens.
               (V) To the best of his knowledge, there is no litigation, proceeding or governmental investigation pending or threatened against or relating to XCEN.
               (VI) XCEN  has  taken  all  steps  in connection with the Plan of
                    Exchange and the issuance of shares thereunder which are necessary to comply in all material respects with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as well as the rules and regulations promulgated pursuant thereto.


2.  CONDITIONS CONCURRENT AND SUBSEQUENT TO CLOSING.

     (2.1) SHARE CANCELLATION. Immediate upon or prior to the Closing, XCEN shall have accepted the cancellation of 7,800,000 (pre-reverse stock split) shares, such that XCEN shall have no more than 2,762,020 (pre-reverse stock split) shares issued and outstanding, before the issuance of new shares as provided herein. Payment for the cancelled shares shall be made by the Pingchuan and/or the Pingchuan Shareholders in the amount of $400,000 in the aggregate. XCEN adopted a 5:1 reverse stock split on March 30, 2004, which was effective on April 20, 2004.

     (2.2) ACQUISITION SHARE ISSUANCE. Immediately upon the Closing, XCEN shall issue the acquisition shares and cancel certain other shares, as follows (all share figures are in post-reverse split numbers):


                         XCEN  Issued                       2,112,404
                         ----------------------------     -----------
                         Share  Cancellation               (1,560,000)
                         ----------------------------     -----------
                         Subtotal                             552,404
                         ----------------------------     -----------
                         Acquisition  Share  Issuance      70,000,000
                         ----------------------------     -----------
                         Resulting  Total                  70,552,404
                         ----------------------------     -----------

3.  PLAN  OF  EXCHANGE

     (3.1) EXCHANGE AND REORGANIZATION: XCEN and Pingchuan shall be hereby reorganized, such that XCEN shall acquire 100% the capital stock of Pingchuan, and Pingchuan shall become a wholly-owned subsidiary of XCEN.

     (3.2) CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date of the Plan, XCEN shall issue 70,000,000 new investment shares of its common stock to or for the Pingchuan Shareholders.

     (3.3) CLOSING/EFFECTIVE DATE: The Plan of exchange shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Exchange, if applicable under State Law. Closing shall occur when all requirements have been met. The parties anticipate the filing of a Schedule 14-F Information Statement at least ten days prior to any change in control of the Board of Directors of XCEN.

     (3.4) SURVIVING CORPORATIONS: Both corporations shall survive the exchange and reorganization herein contemplated and shall continue to be governed by the laws of its respective State of incorporation.

     (3.5) RIGHTS OF DISSENTING SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

     (3.6) SERVICE OF PROCESS AND ADDRESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition. The address of XCEN is P.O. Box 243, Chimney Rock, North Carolina 28720. The address of Pingchuan is No. 32, Ganshui Road, Nangang District, Harbin, P.R. China. The address of the Pingchuan Shareholders is in care of Pingchuan at No. 32, Ganshui Road, Nangang District, Harbin, P.R. China.

     (3.7) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     (3.8) SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

     (3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each others shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

     (3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations are made by each party to the other, unless otherwise provided, and they speak and shall be true immediately before Closing.

           (3.10.1) ORGANIZATION AND QUALIFICATION. Each Corporation is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

           (3.10.2) CORPORATE AUTHORITY. Each Corporation has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

           (3.10.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

           (3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation has not had any material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable. Specifically, and without limitation:

             (3.10.4-A)  the  business  of  each  Corporation  shall  be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

             (3.10.4-B)  Neither  Corporation  shall  (i)  amend  its  Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

             (3.10.4-C)  Neither  Corporation  shall  (i)  issue,  grant  or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock, (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class (except for XCEN's proposed cancellation of shares of common stock) or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

             (3.10.4-D)  Except  in  the  ordinary  course  of  business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

             (3.10.4-E)  Neither  party  shall  assume,  guarantee,  endorse  or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

             (3.10.4-F)  Neither  party  shall  make  any  investment  of  a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

           (3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing, except for any liabilities that may result from a restatement of financial statements arising out of the disposition of the Giantek subsidiary.

           (3.10.6) LEGAL COMPLIANCE. Each Corporation shall comply in all material respects with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

           (3.10.7) LEGAL PROCEEDINGS. Each Corporation has no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

           (3.10.8) NO BREACH OF OTHER AGREEMENTS. This Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

           (3.10.9) CAPITAL STOCK. The issued and outstanding shares and all shares of capital stock of each Corporation is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation.

           (3.10.10) SEC  REPORTS,  LIABILITIES  AND TAXES.
                    (i) XCEN has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since the date of its registration under the Securities Act of 1933, as amended (collectively, including all exhibits thereto, the "XCEN SEC Reports"). None of the XCEN SEC Reports, as of their respective dates, contained any untrue statements of material fact or failed to contain any statements which were necessary to make the statements made therein, in light of the circumstances, not misleading, except for any statement arising out of a restatement of financial results that may be caused by the disposition of the Giantek subsidiary. All of the XCEN SEC Reports, as of their respective dates (and as of the date of any amendment to the respective XCEN SEC Reports), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

                    (ii) Except as disclosed in the XCEN SEC Reports filed prior to the date hereof, XCEN and its Subsidiaries have not incurred any liabilities or obligations (whether or not accrued, contingent or otherwise) that are of a nature that would be required to be disclosed on a balance sheet of XCEN and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than
                         (A) liabilities incurred in the ordinary course of business, (B) liabilities that would not, in the aggregate, reasonably be expected to have a material adverse effect on XCEN, or (C) liabilities that may be reflected in XCEN's balance sheet as a result of a restatement of financial results arising out of the disposition of the Giantek subsidiary.

                    (iii)Except  as  disclosed  in  the XCEN  SEC  Reports filed prior to the date hereof, XCEN and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material tax returns required to be filed by any of them and all such filed tax returns are complete and accurate in all material respects; (ii) have paid all taxes that are shown as due and payable on such filed tax returns or that XCEN or any of its Subsidiaries are obligated to pay without the filing of a tax return; (iii) have paid all other assessments received to date in respect of taxes other than those being contested in good faith for which provision has been made in accordance with GAAP on the most recent balance sheet included in XCEN's financial statements; (iv) have withheld from amounts owing to any employee, creditor or other person all taxes required by law to be withheld and have paid over to the proper governmental authority in a timely manner all such withheld amounts to the extent due and payable; and (v) have not waived any applicable statute of limitations with respect to United States federal or state income or franchise taxes and have not otherwise agreed to any extension of time with respect to a United States federal or state income or franchise tax assessment or deficiency.

           (3.10.11) BROKERS' OR FINDER'S FEES. Each Corporation is not aware of any claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     (3.11) MISCELLANEOUS  PROVISIONS

           (3.11.1) Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other. In addition, all parties shall consult with each other concerning the timing and content of any press release or news release to be issued by any of them.

           (3.11.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

           (3.11.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

           (3.11.4) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

           (3.11.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

           (3.11.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

4. TERMINATION. The Plan of exchange may be terminated by written notice, at any time prior to closing, by either party whether before or after approval by the shareholders of either or both; (i) by mutual consent; (ii) by either party during the due diligence phase, or (iii) by either party, in the event that the transaction represented by the anticipated Plan of exchange has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of the Plan of exchange by either or both, as provided above, the Plan of exchange shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

5. CLOSING. The parties hereto contemplate that the closing of this Plan of Exchange shall occur in escrow pursuant to an Escrow Agreement dated March 22, 2004. The Escrow Agreement provides that the exchange transaction shall be consummated when and if (i) all necessary filings are made with the SEC and other state regulatory authorities to effect the exchange transaction, (ii) XCEN effects a change of its name to such name as may be designated by Pingchuan, and
(iii) XCEN effects a change of its ticker symbol to such new ticker symbol as the NASDAQ shall designate. The date on which the last of the escrow conditions is satisfied and a change of control of XCEN occurs is referred to herein as the "Closing Date". On the Closing Date, a certificate for the 70,000,000 shares of XCEN common stock will be delivered to Pingchuan for distribution to the Pingchuan Shareholders and Bennett shall be paid by Pingchuan the remaining $100,000 payment due for the cancellation of Bennett's 7,800,000 shares. The parties acknowledge that the Escrow Agreement has a default provision that governs the rights of the parties in the event that any payments are not made on a timely basis and accept the terms thereof.

6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, and when all of the counterparts are put together it shall be one document and shall be a binding contract.



             The Remainder of this Page is Intentionally left Blank

     The parties hereto, intending to be bound, hereby sign this Plan of Exchange below as of the date first written above.


XENICENT,  INC.                               HEILONGJIANG  PINGCHUAN  YI  LIAO
                                              QI  XIE  YOU  XIAN  GONG  SI


By:  /s/  Duane  Bennett                      By:  /s/  Hu,  Zhanwu
     -------------------                           ----------------
     Duane  Bennett,  Chairman                     Hu,  Zhanwu


DUANE  BENNETT


By:  /S/  Duane  Bennett
     -------------------
     Duane  Bennett
    (Individually)